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           YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                        VOTE YOUR PROXY







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              PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OF
                 THE EMPIRE DISTRICT ELECTRIC COMPANY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes
P   and appoints M.W. McKINNEY, R.B. FANCHER and J.S.WATSON, or any one of
    them, with power of substitution, as attorneys and proxies to appear and
R vote all shares of Common Stock standing in the name of the undersigned, with all the powers the undersigned would possess if personally present, at
O   a Special Meeting of Stockholders of The Empire District Electric Company
    to be held at the Holiday Inn, 3615 South Range Line, in the City of Joplin,
X State of Missouri, on the 3rd day of September, 1999 at 10:00 a.m., Joplin time, and at any and all adjournments and postponements thereof, in the
Y   manner indicated on the reverse hereof.


                          (CONTINUED ON THE REVERSE SIDE)


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Dear Stockholder:

We will hold a special meeting of the stockholders of The Empire District Electric Company on Friday, September 3, 1999, at 10:00 a.m., at the Holiday Inn, 3615 South Range Line (Intersection of Highway 71 and Interstate 44), Joplin, Missouri. I cordially invite you to attend.

Whether or not you plan to attend the meeting, it is important that every stockholder be represented regardless of the number of shares owned. Please detach the proxy card below, complete it and promptly return it in the envelope provided. Your vote is important to us.


                                      Sincerely,

                                      /s/ Myron W. McKinney
                                      ------------------------------------
                                          Myron W. McKinney
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER




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/X/ PLEASE MARK VOTE                                                      ---
    AS IN THIS EXAMPLE.                                                      |

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|        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE COMPANY.       |
|          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.             |
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1. Adoption of the merger agreement and approval   FOR   AGAINST   ABSTAIN
   of the merger with UtiliCorp United Inc.        / /     / /      / /

2. Upon any other matter which may properly come before the meeting in their discretion.


EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE VOTED FOR ITEM 1.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ANNEXED THERETO.

Dated:
      ----------------------------------------, 1999

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Signature

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Signature

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.